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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 16, 1996 included in Marriott International, Inc.'s Form 10-K for the year ended December 29, 1995 and to all referenced to our Firm included in this registration statement.


                                                 /s/ Arthur Andersen LLP

                                                 ARTHUR ANDERSEN LLP



Washington, D.C.
May 14, 1996